Exhibit 10.2

Execution Version

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”), dated as of November 3, 2015 (the “Effective Date”), is by and among Magnum Hunter Resources Corporation, a Delaware corporation (the “Issuer”), the Subsidiaries of the Issuer that are parties hereto (the “Guarantors”), and the Holders of the Notes (each as defined below) that are parties hereto.

PRELIMINARY STATEMENT

WHEREAS, the Holders party hereto hold certain of those 9.750% Senior Notes due 2020 (the “Notes”) that are issued by the Issuer and governed by that certain Indenture dated as of May 16, 2012, by and among the Issuer, the guarantors party thereto, Wilmington Trust, National Association, as trustee thereunder (in such capacity, the “Trustee”), and Citibank, National Association as paying agent, registrar and authenticating agent (in such capacities, the “Paying Agent”) (such Indenture, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture” and the holders of the Notes issued pursuant to the Indenture that are party hereto, the “Holders”);

WHEREAS, the Issuer has asked the Holders to temporarily forbear from exercising, or directing the Trustee to exercise, certain rights and remedies in respect of the Indenture or Notes related to the Anticipated Defaults (as hereinafter defined);

WHEREAS, upon the terms and conditions contained herein, the Holders party hereto are prepared to temporarily forbear from exercising, or directing the Trustee to exercise, certain rights and remedies available to them at law, in equity or by agreement as a result of such Anticipated Defaults upon the terms set forth herein, without waiving any of their other rights or remedies;

WHEREAS, in connection with the forbearance described herein and the transaction contemplated in the Sixth Amendment (the “Sixth Amendment to the First Lien Credit Agreement”), dated as of the date hereof, to the Issuer’s Fourth Amended and Restated Credit Agreement, dated as of October 22, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by the Sixth Amendment, the “First Lien Credit Agreement”), by and among the Issuer, each of the lenders party thereto and Bank of Montreal, as administrative agent, the Holders have agreed to consent to the Proposed Amendment (as defined below) to the Indenture; and

WHEREAS, the Holders are prepared and herein agree to consent to the Proposed Amendment upon the terms and subject to the conditions to be set forth in customary consent solicitation materials and through a customary consent solicitation process (the “Consent Solicitation”) for such Proposed Amendment in substantially the form contemplated by the Eighth Supplemental Indenture to the Indenture and attached hereto as Exhibit A (the “Supplemental Indenture”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.              Definitions.  Capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture.

Section 2.              Acknowledgments by the Issuer.  The Issuer acknowledges and agrees as follows:

(a)           Anticipated Defaults.  The following defaults, Defaults or Events of Default have arisen on or prior to the date hereof and/or may arise after the date hereof under the Indenture: (i) a Default under Section 6.01(1) of the Indenture as a result of the failure of the Issuer to make the interest payment under the Notes due on November 15, 2015, (ii) a Default under Section 6.01(4) of the Indenture as a result of a breach of the debt incurrence covenant under Section 4.05 of the Indenture, and (iii) a Default under Section 6.01(5)(A) of the Indenture as a result of the failure of the Issuer to make any interest payment otherwise due under the Second Lien Credit Agreement, dated as of October 22, 2014 by and between the Issuer, Credit Suisse AG, Cayman Islands Branch, as administrative and collateral agent, and the Lenders from time to time party thereto (as amended, supplemented, amended and restated or otherwise from time to time, the “Second Lien Term Loan”) due on October 30, 2015.  The Issuer anticipates that these Defaults will each constitute an Event of Default under Sections 6.01(1), 6.01(4) or 6.01(5)(A), as applicable, of the Indenture upon expiration of any applicable grace period provided and/or the satisfaction of the notice requirement provided.  The defaults, Defaults and Events of Default described in this paragraph are referred to herein as the “Anticipated Defaults.”

(b)           Reservation of Rights.  Except for the rights, powers and remedies which the Holders agree to forbear from exercising during the Forbearance Period in connection with the Anticipated Defaults pursuant to Section 3 below, the Issuer and each Guarantor acknowledges and agrees that the Trustees and the Holders hereby reserve all rights, powers and remedies under the Indenture and the Notes, as applicable, and applicable law in connection with any violation or noncompliance by the Issuer or any Guarantor with the terms of the Indenture and Notes, as applicable.

Section 3.              Forbearance by the Holders Party Hereto.

(a)           Forbearance Period.            At the request of the Issuer, the Holders party hereto hereby agree, subject to the terms and conditions herein, (i) to forbear from the exercise of their rights and remedies, whether at law (including, without limitation, any such rights and remedies arising under the Trust Indenture Act of 1939), in equity, by agreement or otherwise, available to the Holders as a result of the Anticipated Defaults and (ii) to the extent that the Trustee accelerates the Notes during the Forbearance Period solely in connection with any Anticipated Default, each of the Holders party hereto (which, in the aggregate, beneficially hold in excess of fifty percent of all Notes issued) shall vote to decelerate or reverse the acceleration to the extent the Holders are entitled to decelerate or reverse the acceleration pursuant to the terms of the Indenture, until the earliest of (the “Forbearance Termination Date” and the period beginning on the Effective Date and terminating on the Forbearance Termination Date being hereinafter referred to as the “Forbearance Period”):

(A)          December 30, 2015;

(B)          the filing of a chapter 11 case (or cases) by the Issuer or any of its subsidiaries;

(C)          the occurrence of an Event of Default under the Indenture other than an Anticipated Default; and

(D)          the occurrence of an Event of Default under the First Lien Credit Agreement (subject to a grace period of 10 business days and the benefits of any waivers thereof).

(b)           The forbearance contemplated in this Section 3 is limited in nature and nothing contained herein is intended, or shall be deemed or construed (i) to constitute a waiver of any of the Anticipated Defaults or any other Defaults or Events of Default or, except as expressly set forth herein, compliance with any term or provision of the Indenture or applicable law, (ii) to establish a custom or course of dealing between the Issuer, on the one hand, and the Trustee and/or any Holder, on the other hand, (iii) to toll any grace or cure period with respect to any Anticipated Defaults or any other Defaults or Events of Default under the underlying agreements, or (iv) to impair, impact, disallow or reduce any Holder’s claim for payment in full of all interest due (without regard to this forbearance) in connection with any voluntary or involuntary bankruptcy filing or proceeding by the Issuer or any of its subsidiaries.

(c)           Termination of Forbearance Period.  The Issuer acknowledges and agrees that upon the occurrence of the Forbearance Termination Date, the provisions of this Section 3 shall automatically and immediately terminate without any further action by, or notice being due from the Trustee or any Holder, and the Holders party hereto may proceed (but are not required), to the extent an Event of Default is then continuing to exercise any and all rights and remedies which such Holders may have upon the occurrence of an Event of Default to the extent an Event of Default is then outstanding, including, if an Event of Default is then outstanding, declaring the Notes, as applicable, to be immediately due and payable in accordance with the Indenture, as applicable.

(d)           Acknowledgment Regarding Forbearance.  The Issuer acknowledges that none of the Holders party hereto has made any assurances concerning (i) any possibility of an extension of the Forbearance Period; (ii) the manner in which or whether the Anticipated Defaults may be resolved; or (iii) any additional forbearance, waiver, restructuring or other accommodations.  The Issuer agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Holders party hereto may be entitled to take or bring in order to enforce their rights and remedies against the Issuer are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

Section 4.              The Consent Solicitation; Related Covenants.

(a)           Each Holder hereby agrees that it shall irrevocably consent with respect to all of such Holder’s Relevant Notes (as defined below) to amend the Indenture in substantially the form contemplated by the Eighth Supplemental Indenture (the “Proposed Amendment”), with the Indenture Amendment to become operative immediately upon execution by the Issuer, the Trustee and the Paying Agent of the Eighth Supplemental Indenture in accordance with the terms of the Indenture.

(b)           Each Holder also hereby agrees that it shall irrevocably consent with respect to all of such Holder’s Relevant Notes to the Proposed Amendment pursuant to and through the Consent Solicitation process or such other process as reasonably necessary to effect the Proposed Amendment, and to execute any document or instrument necessary to give effect to the Proposed Amendment.

(c)           The Issuer acknowledges that a Holder may not be the registered holder of the Relevant Notes and that such Holder may satisfy its obligations under this Agreement by causing such registered holder to consent with respect to the Relevant Notes.

(d)           The Issuer acknowledges and agrees that upon the occurrence of the Forbearance Termination Date, each Holder’s agreements set forth in this Section 4 shall automatically and immediately terminate without any further action by, or notice being due from any Holder.

Section 5.              Representations and Warranties of the Holders.

Each Holder hereby severally, and not jointly, represents and warrants to the Issuer (and acknowledges that the Issuer is relying upon such representations and warranties) that (a) it either (i) is the beneficial owner of, or (ii) has investment or voting discretion (with the power and authority to bind the beneficial owner(s)) with respect to, the principal amount of Notes set forth opposite such Holder’s name on Exhibit B to this Agreement (the “Account Schedule”), (b) the Account Schedule is a correct and complete statement of its holdings with respect to the Notes as of 9:00 a.m. New York City time on November 2, 2015 (its “Relevant Notes”), (c) it has the power and authority to act on behalf of, vote, and direct the Trustee as to matters concerning the Relevant Notes, and (d) it has the sole and legal right, power and authority to dispose of its Relevant Notes.

Section 6.              Representations and Warranties of the Issuer and Guarantors.

The Issuer and the Guarantors hereby jointly and severally represent and warrant to each Holder (and acknowledges that each Holder is relying upon such representations and warranties) that:

(a)           it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b)           the execution, delivery, and performance by the Issuer and each Guarantor of this Agreement, and the performance by the Issuer and each Guarantor (i) have been duly authorized by all requisite action on the part of the Issuer and each Guarantor, (ii) do not and will not violate any provision of federal, state, or local law or regulation applicable to the Issuer and each Guarantor, the organizational documents of the Issuer and each Guarantor, or any order, judgment, or decree of any court, governmental authority, or arbitrator by which the Issuer or any of its properties is bound, and (iii) do not and will not require any filing (other than any disclosure filing) or registration with, consent, or authorization or approval of, or notice to, or other action with or by, any governmental authority or other person;

(c)           this Agreement constitutes the legal, valid, and binding obligation of the Issuer and each Guarantor, enforceable in accordance with its terms, subject to laws of general application and bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and principles of equity; and

(d)           As of the date hereof, the Issuer is not aware of any claims, actions or causes of actions (collectively, “Claims”), including, without limitation, any Claims under any federal, state, local or foreign law, that the Issuer may have against the Holders.

Section 7.              Transfer and Additional Notes.  The Holders party hereto hereby agree that, between the date of delivery of this Agreement and the Forbearance Termination Date, it shall not sell, transfer, pledge, hypothecate, encumber or otherwise dispose of, any of its Notes or any interest therein (or permit any of the foregoing with respect to any of its Notes) or enter into any agreement, arrangement or understanding in connection therewith (each a “Transfer”), except to any party who (i) is already a Holder under this Agreement, (ii) contemporaneously with any such Transfer, agrees in writing to be bound by the obligations of such Holder under this Agreement.  This Agreement shall in no way be construed to preclude any Holder from acquiring additional Notes, to the extent permitted by applicable law, provided, however, that any such additional Notes that are Relevant Notes originally subject to this Agreement, shall continue to be subject to this Agreement to the same extent as such Relevant Notes were originally.

Section 8.              Conditions to Effective Date. This Agreement shall become effective upon the latest to occur: (a) the date on which the Issuer shall have received one or more counterparts of this Agreement, duly executed and delivered by each of the Issuer, the Guarantors and Holders of the Notes holding a majority, in the aggregate, of the outstanding principal amount of the Notes; (b) the date on which the Forbearance Agreement and Amendment, dated as of November 2, 2015, entered into by the Issuer, the Guarantors party thereto, the Consenting Lenders party thereto and Credit Suisse AG, Caymans Island Branch, as agent, in connection with the Second Lien Credit Agreement becomes, effective in accordance with its terms; and (c) the date on which the Sixth Amendment to the First Lien Credit Agreement becomes effective in accordance with its terms.

Section 9.              Ratification. The Issuer and each Guarantor of the Notes, as applicable, hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations under the Indenture and the Notes, as applicable.

Section 10.            Amendment.        This Agreement may be modified, amended or supplemented only by an instrument in writing signed by the Issuer and Holders beneficially holding at least 50% of the aggregate principal amount of Notes held by all Holders.

Section 11.            GOVERNING LAW.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)           THE ISSUER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER AGREES THAT FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT SHALL BE CONCLUSIVE AND BINDING UPON THE ISSUER AND MAY BE ENFORCED IN ANY COURTS TO THE JURISDICTION OF WHICH THE ISSUER IS SUBJECT BY A SUIT UPON SUCH JUDGMENT.

(c)           NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY HOLDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE TRUSTEE TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS.

(d)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 12.            Headings.  The Headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 13.            Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14.            Electronic Execution.  This Agreement may be signed electronically. The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, and electronic signatures shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 15.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

Section 16.            No Waiver.  Except for and to the extent expressly provided in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any default, Default or Event of Default under the Indenture or any right, power or remedy of the Trustee or the Holders under the Indenture or the Notes, as applicable.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future breaches or defaults with respect to the Indenture or the Notes, as applicable, after the Forbearance Termination Date.

Section 17.            Successors and Assigns.  This Agreement shall be binding upon the Issuer and its successors and permitted assigns and shall inure, together with all rights and remedies of the Holders party hereto, to the benefit of the Holders party hereto and their respective successors, transferees and assigns.

Section 18.            Entire Agreement.  THIS AGREEMENT, THE INDENTURE AND THE NOTES, AS APPLICABLE, CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[**Signature Pages Follow on Next Page**]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

ALPHA HUNTER DRILLING, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

BAKKEN HUNTER, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

EAGLE FORD HUNTER, INC.

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

HUNTER AVIATION, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

HUNTER REAL ESTATE, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

MAGNUM HUNTER PRODUCTION, INC.

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

MAGNUM HUNTER RESOURCES GP, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

MAGNUM HUNTER RESOURCES, LP

By: MAGNUM HUNTER RESOURCES GP, LLC, its General Partner

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

NGAS GATHERING, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

PRC WILLISTON LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

TRIAD HUNTER, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

WILLISTON HUNTER, INC.

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

WILLISTON HUNTER ND, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

MAGNUM HUNTER MARKETING, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

VIKING INTERNATIONAL RESOURCES CO., INC.

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

SHALE HUNTER, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

BAKKEN HUNTER CANADA, INC.

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

TRIAD HOLDINGS, LLC

By:	/s/ Joseph C. Daches
	Name:	Joseph C. Daches
	Title:	Chief Financial Officer

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

Farmstead Master Fund, Ltd., as a Holder

By:	/s/ Michael Scott
	Name:	Michael Scott
	Title:	Managing Member

OC 530 Offshore Fund, Ltd., as a Holder

By:	/s/ Graham Quigley
	Name:	Graham Quigley
	Title:	Director - CFO

AMTRUST INTERNATIONAL INSURANCE, LTD., as a Holder

By:	/s/ Harry Schlachter
	Name:	Harry Schlachter
	Title:	V.P.

NATIONAL GENERAL REINSURANCE, LTD, as a Holder

By:	/s/ Peter Rendall
	Name:	Peter Rendall
	Title:	COO and Treasurer

CVC European Credit Opportunities (No. 8) S.a r.l, as a Holder

By:	/s/ Jennifer Patrickakos
	Name:	Jennifer Patrickakos
	Title:	Authorized Signatory

CVC Credit Partners Global Special Situations Holdings, L.P., as a Holder

By:	/s/ Jennifer Patrickakos
	Name:	Jennifer Patrickakos
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

CVC Global Credit Opportunities Master Fund, L.P.,
as a Holder

By:	/s/ Scott Bynum
	Name:	Scott Bynum
	Title:	Managing Director

KAYNE ENERGY CREDIT OPPORTUNITIES, LP,
as a Holder

By: Kayne Anderson Capital Advisors, L.P. as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

YOUNG MEN’S CHRISTIAN ASSOCIATION RETIREMENT FUND, as a Holder

By: Kayne Anderson Capital Advisors, L.P. as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

RIVER BIRCH MASTER FUND L.P., as a Holder

By:	/s/ Ed O’Connell
	Name:	Ed O’Connell
	Title:	Director of Operations

P RIVER BIRCH LTD., as a Holder

By:	/s/ Ed O’Connell
	Name:	Ed O’Connell
	Title:	Authorized Signer

THIRD POINT OFFSHORE MASTER FUND L.P., as a Holder

By:	/s/ James P. Gallagher
	Name:	James P. Gallagher
	Title:	CAO

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

THIRD POINT PARTNERS L.P., as a Holder

By:	/s/ James P. Gallagher
	Name:	James P. Gallagher
	Title:	CAO

THIRD POINT ULTRA MASTER FUND L.P., as a Holder

By:	/s/ James P. Gallagher
	Name:	James P. Gallagher
	Title:	CAO

THIRD POINT PARTNERS QUALIFIED L.P., as a Holder

By:	/s/ James P. Gallagher
	Name:	James P. Gallagher
	Title:	CAO

Wingspan Master Fund, LP, as a Holder

Wingspan Master Fund, LP by
Wingspan GP, LLC, as its general partner

By:	/s/ Brendan Driscoll
	Name:	Brendan Driscoll
	Title:	Chief Financial Officer

WESTERN ASSET OPPORTUNISTIC VALUE PORTFOLIO, L.L.C., as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET HIGH YIELD CREDIT ENERGY PORTFOLIO, LLC, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

INDIANA UNIVERSITY, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET STRATEGIC US DOLLAR HIGH YIELD PORTFOLIO LLC, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET SHORT-DATED HIGH YIELD MASTER FUND, LTD., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET SHORT DURATION HIGH INCOME FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET PREMIER BOND FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

WESTERN ASSET OPPORTUNISTIC US DOLLAR HIGH YIELD SECURITIES PORTFOLIO, LLC, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET MIDDLE MARKET INCOME FUND INC., as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET MIDDLE MARKET DEBT FUND INC., as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET MANAGED HIGH INCOME FUND INC., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET MACRO OPPORTUNITIES FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET HIGH YIELD FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. (HIO), as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET HIGH INCOME FUND II INC., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

WESTERN ASSET GLOBAL MULTI STRATEGY, LLC, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET GLOBAL HIGH INCOME FUND INC., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET CREDIT OPPORTUNITIES PORTFOLIO, L.L.C., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

WESTERN ASSET BANK LOAN (OFFSHORE) FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

WESTERN ASSET BANK LOAN (MULTI-CURRENCY) MASTER FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

THE WALT DISNEY COMPANY RETIREMENT PLAN MASTER TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

STICHTING PENSIOENFONDS DSM NEDERLAND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

SOUTHERN CALIFORNIA EDISON COMPANY RETIREMENT PLAN TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

LMP CORPORATE LOAN FUND, INC., as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON WESTERN ASSET US HIGH YIELD FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON WESTERN ASSET SENIOR LOANS FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON WESTERN ASSET GLOBAL MULTI-STRATEGY FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

LEGG MASON WESTERN ASSET GLOBAL CREDIT ABSOLUTE RETURN FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON PARTNERS VARIABLE INCOME TRUST - LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

LEGG MASON GLOBAL MULTI STRATEGY BOND FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

KERN COUNTY EMPLOYEES RETIREMENT ASSOCIATION, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

KAISER PERMANENTE GROUP TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

KAISER FOUNDATION HOSPITALS, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

JOHN HANCOCK VARIABLE INSURANCE TRUST - HIGH YIELD TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

JOHN HANCOCK II HIGH YIELD FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

JOHN HANCOCK FUND II FLOATING RATE INCOME FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

INTL UNION, UAW MASTER PENSION, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

INTERNATIONAL UNION, UAW - STRIKE TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

GUIDESTONE GLOBAL BOND FUND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

EMPLOYEES’ RETIREMENT SYSTEM OF THE STATE OF RHODE ISLAND, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

DIAGO PENSION SCHEME, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

CONSULTING GROUP CAPITAL MARKETS HIGH YIELD, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

ASCENSION HEALTH MASTER PENSION TRUST, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

ASCENSION ALPHA FUND, LLC, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

ALLEGHENY TECHNOLOGIES INCORPORATED MASTER PENSION TRUST, as a Holder
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

1199 SEIU HEALTH CARE EMPLOYEES PENSION FUND, as a Holder

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corporation Forbearance Agreement

EXHIBIT A

EIGHTH SUPPLEMENTAL INDENTURE

EIGHTH SUPPLEMENTAL INDENTURE

This EIGHTH SUPPLEMENTAL INDENTURE, dated as of November [  ], 2015, is among Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), the Guarantors signatory hereto (the “Guarantors”), Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”), and Citibank, N.A., as paying agent, registrar and authenticating agent (in such capacities, “Paying Agent”).  Capitalized terms not otherwise defined herein have the meanings set forth in the Indenture.

RECITALS

WHEREAS, the Company, certain subsidiaries of the Company, as guarantors, Citibank and the Trustee entered into an Indenture, dated as of May 16, 2012, as amended, supplemented, amended and restated or otherwise modified from time to time (the “Indenture”), providing for the issuance of the Company’s 9.750% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantors, the Trustee and the Paying Agent may amend or supplement the Indenture (other than certain provisions enumerated in Section 9.02 of the Indenture, which provisions are not implicated hereby) with the consent of the Holders of a majority in principal amount of the outstanding Notes;

WHEREAS, the Company has solicited, and, according to the written certification from the [Information and Tabulation Agent], the Company has received, consents upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated [       ], 2015 (the “Consent Solicitation Statement”), from Holders representing a majority in aggregate principal amount of the outstanding Notes, to the amendments contemplated hereby;

WHEREAS, it is provided in the Indenture that a supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder;

WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate action of its Board of Directors, has fully resolved and determined to make, execute and deliver to the Trustee and Paying Agent, this Eighth Supplemental Indenture in the form hereof for the purpose of amending the Indenture;

WHEREAS, the execution and delivery of this Eighth Supplemental Indenture by the Company has been authorized by resolution of the Company’s Board of Directors;

WHEREAS, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee and Paying Agent a duly executed Officers’ Certificate and Opinion of Counsel, as contemplated by Section 12.04 of the Indenture;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Formation and the Limited Liability Company Agreement or the Certificate of Incorporation and the Bylaws (or comparable constituent documents), as applicable, of the Company necessary to make this Eighth Supplemental Indenture a valid instrument legally binding on the Company, in accordance with its terms, and for the purposes expressed herein, have been complied with, performed and fulfilled, and the execution and delivery hereof, in the form and upon the terms hereof, have been in all respects duly authorized;

1

WHEREAS, the Company has requested that the Trustee and Paying Agent execute and deliver this Eighth Supplemental Indenture and satisfy all requirements necessary to make this Eighth Supplemental Indenture a valid instrument legally binding in accordance with its terms, duly authorized in all respects; and

WHEREAS, pursuant to Section 9.2 of the Indenture, the Trustee and the Paying Agent are authorized to execute this Eighth Supplemental Indenture.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the parties hereto covenant and agree for the Holders of the Notes as follows:

ARTICLE 1

Section 1.1                                    Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

ARTICLE 2

Section 2.1                                    This Eighth Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 2.2                                    This Eighth Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Guarantors, Trustee and Paying Agent.

ARTICLE 3

Section 3.1                                    Section 4.05(b)(1) is hereby amended and restated in its entirety to read as follows:

(1)                                 the incurrence by the Company and any Guarantor of additional Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and any Guarantor thereunder) not to exceed (i) the greater of (A) $300.0 million and (B) 25% of the Company’s Adjusted Consolidated Net Tangible Assets determined on the date of such incurrence; provided, that, the Indebtedness and letters of credit under the Revolving Credit Facility in an aggregate principal amount of up to $70.0 million shall at all times be permitted under this clause (1);

ARTICLE 4

Section 4.1                                    Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

Section 4.2                                    All agreements of the Company and the Guarantors in this Eighth Supplemental Indenture, the Indenture and the Notes shall bind their respective successors. All agreements of the

2

Trustee and Paying Agent in this Eighth Supplemental Indenture and in the Indenture shall bind their respective successors.

Section 4.3                                    Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Eighth Supplemental Indenture. This Eighth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 4.4                                    THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.5                                    In case one or more of the provisions in this Eighth Supplemental Indenture, in the Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 4.6                                    The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Eighth Supplemental Indenture.

Section 4.7                                    The parties may sign any number of copies of this Eighth Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.  One signed copy is enough to prove this Eighth Supplemental Indenture.  The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eighth Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[NEXT PAGE IS SIGNATURE PAGE]

3

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

GUARANTORS:

ALPHA HUNTER DRILLING, LLC

By:
Name:
Title:

BAKKEN HUNTER, LLC

By:
Name:
Title:

EAGLE FORD HUNTER, INC.

By:
Name:
Title:

HUNTER AVIATION, LLC

By:
Name:
Title:

HUNTER REAL ESTATE, LLC

By:
Name:
Title:

Signature Page to Eighth Supplemental Indenture

MAGNUM HUNTER PRODUCTION, INC.

By:
Name:
Title:

MAGNUM HUNTER RESOURCES GP, LLC

By: MAGNUM HUNTER RESOURCES
CORPORATION, its Sole Member

By:
Name:
Title:

MAGNUM HUNTER RESOURCES, LP

By: MAGNUM HUNTER RESOURCES GP, LLC, its General Partner

By: MAGNUM HUNTER RESOURCES CORPORATION, its Sole Member

By:
Name:
Title:

NGAS GATHERING, LLC

By:
Name:
Title:

NGAS HUNTER, LLC

By:
Name:
Title:

PRC WILLISTON LLC

By:
Name:
Title:

Signature Page to Eighth Supplemental Indenture

TRIAD HUNTER, LLC

By:
Name:
Title:

WILLISTON HUNTER, INC.

By:
Name:
Title:

WILLISTON HUNTER ND, LLC

By:
Name:
Title:

MAGNUM HUNTER MARKETING, LLC

By:
Name:
Title:

VIKING INTERNATIONAL RESOURCES CO., INC.

By:
Name:
Title:

SHALE HUNTER, LLC

By:
Name:
Title:

BAKKEN HUNTER CANADA, INC.

By:
Name:
Title:

TRIAD HOLDINGS, LLC

By:
Name:
Title:

Signature Page to Eighth Supplemental Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION, Solely in its capacity as Trustee

By:
Name:
Title:

Signature Page to Eighth Supplemental Indenture

Citibank, N.A., Solely in its capacity as Paying Agent, Registrar and Authenticating Agent

By:
Name:
Title:

Signature Page to Eighth Supplemental Indenture